Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statements on Form S-3 (Nos. 33-65777, 33-65772 and 333-32731) and the registration statements on Form S-8 (Nos. 33-54881, 333-40717, 333-37533, 333-13475, 333-65373, 333-55747, and 333-83223).






                                            /s/ ARTHUR ANDERSEN LLP
                                            -------------------------
                                                ARTHUR ANDERSEN LLP


Dallas, Texas,
     March 13, 2000


                                      23-1